                            SCHEDULE 14A INFORMATION
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

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         14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 14a-11(c) or Rule 14a-12

                                       VLSI TECHNOLOGY, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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             VLSI SETS RECORD DATE FOR PHILIPS CONSENT SOLICITATION

SAN JOSE, CA, MARCH 23, 1999 -- VLSI Technology, Inc. (Nasdaq: VLSI) today announced a record date of April 1, 1999 for the proposed consent solicitation by Royal Philips Electronics related to Philips' unsolicited cash tender offer for all of the outstanding shares of VLSI at $17.00 per share.

As previously disclosed, VLSI has filed with the Securities and Exchange Commission preliminary consent revocation materials opposing Philips' consent solicitation of VLSI's stockholders.

VLSI Technology, Inc. designs and manufactures custom and semi-custom integrated circuits for leading firms in the wireless communications, networking, consumer digital entertainment and advanced computing markets. The company is based in San Jose, Calif. with 1998 revenues from continuing operations of $547.8 million, and approximately 2,200 employees worldwide. Information related to VLSI Technology is available at VLSI's homepage, www.vlsi.com.

Contacts:  Analysts/Investors           Media
           ---------------------------  --------------------
           Lisa Ewbank                  Todd Fogarty
           Director, Investor           Kekst and Company
           Relations                    212-521-4800
           VLSI Technology, Inc.
           408-474-5519

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